Securities and Exchange Commission

100 F Street N.E.

Washington, D.C. 20549-0506

Re:	PFL Variable Annuity Fund II File No. 811-02411, CIK 0000078011 Rule 30b2-1 Filing

Commissioners:

As required by Rule 30e-2 under the Investment Company Act of 1940, as amended (the “Act”), PFL Variable Annuity Fund II, a unit investment trust registered under the Act, recently mailed to its contract owners the Annual report of the underlying funds of the following underlying management investment companies:

•	ING Funds Trust (CIK: 0001066602);

•	ING Series Fund, Inc. (CIK: 0000877233);

•	ING Investor Trust. (CIK: 0000837276);

This filing constitutes the filing of those reports as required by rule 30b2-1 under the Act.

Pursuant to Rule 30e-1 under the Act, each of the underlying management investment companies have filed or will file its Annual Report with the Commission via EDGAR. To the extent necessary, these filings are incorporated herein by reference.

Very truly yours,

/s/ Darin D. Smith

Darin D. Smith, Vice President

Transamerica Life Insurance Company